UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                               AMENDMENT NO. 1 TO
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 10, 2004

                              INTERMOST CORPORATION
               (Exact name of Registrant as specified in charter)

         Wyoming                       0-30430                 87-0418721
(State or other jurisdiction   (Commission File Number)      (IRS Employer
     of incorporation)                                    Identification Number)

                       10th Floor, B10-07 Guomao Building
                                Renmin Road South
                             Shenzhen, China 518014
                    (Address of principal executive offices)

Registrant's telephone number, including area code: 011-86-755-8221-0238

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)
      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))


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EXPLANATORY NOTE

      On August 10, 2004 the Registrant's wholly-owned subsidiary, IMOT Information Technology (Shenzhen) Ltd. ("IMOT Technology"), received all necessary government approvals required to complete the transfer of 51% of the issued and outstanding shares of Golden Anke Technology Ltd. ("Golden Anke") from two of its shareholders, Tu Guoshen and Li Zhiquan, to IMOT Technology.

      The purpose of this amendment to the current report on Form 8-K originally filed on August 17, 2004 is to file the required financial statements of the business acquired.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)   Financial Statements of Business Acquired.

      The audited consolidated balance sheets of Golden Anke Technology Ltd. as of June 30, 2003 and 2004 and the related statements of operations, statements of stockholders' equity and statements of cash flows for the years then ended are filed herewith as Exhibit 99.1.

(b)   Pro-Forma Financial Information.

      The unaudited pro-forma financial information of Intermost Corporation and Subsidiaries, including the consolidated balance sheets and consolidated statements of operations for the years ended June 30, 2003 and June 30, 2004, is filed herewith as Exhibit 99.2.


(c)   Exhibits

99.1  Golden Anke Ltd. Financial Statements
99.2  Pro-Forma Financial Information


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INTERMOST CORPORATION


                                        /s/ Andy Lin
                                        ----------------------------------------
                                        Andy Lin,
                                        President

Dated:  February 17, 2005


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